UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

COMBINATORX, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

650 Albany Street
Boston, MA 02118
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 425-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On February 22, 2006, CombinatoRx issued a press release announcing the results from its Phase IIa clinical trial of CRx-140 in psoriasis.  The full text of CombinatoRx’s press release regarding the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.	Description
99.1	Press release of CombinatoRx, Incorporated dated February 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBINATORX, INCORPORATED

	By:	/s/ Alexis Borisy
Name: Alexis Borisy
Title: President and Chief Executive Officer

Dated: February 22, 2006

Index to Exhibits

Exhibit No.	Description
99.1	Press release of CombinatoRx, Incorporated dated February 22, 2006.